Exhibit 10.28

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT NO. 1 TO

CLINICAL TRIAL AGREEMENT

BETWEEN

ECOG-ACRIN CANCER RESEARCH GROUP

AND SYNDAX PHARMACEUTICALS, INC.

This Amendment No. 1 to Clinical Trial Agreement (the “Amendment” or “Amendment 1”) is entered into as of January 30, 2015 (the “Effective Date”) by and between ECOG-ACRIN Cancer Research Group, successor entity to the Eastern Cooperative Oncology Group, on behalf of itself and its member hospitals, institutions and physicians (the “Group,” “ECOG” or “ECOG-ACRIN”), and Syndax Pharmaceuticals, Inc. (“Company” or “Syndax”).

WITNESSETH:

WHEREAS, pursuant to the Clinical Trial Agreement dated March 14, 2014 between the parties (“Agreement”), the parties agreed to certain terms specified therein for research services related to Group’s performance of the Study; and

WHEREAS, the parties agree to increase the support for the Study as set forth herein and commensurate with the effort of enrolling sites in fulfilling duties outlined in the Protocol.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

A.	The following is added to the Agreement as “Section 1.G” of the Agreement:

G.	Amendment #1 Payments. The Company will provide additional financial support to the Group in the amount of $1,200,000 to support the efforts of enrolling sites in fulfilling the duties set forth in the Protocol. The maximum financial support for the Agreement is hereby accordingly increased from $19,406,948 by $1,200,000 to $20,606,948.

B.	Exhibit B of the Agreement is hereby be deleted in its entirety and replaced by Exhibit B attached hereto.

C.	This Amendment constitutes the full understanding of the parties and a complete and exclusive statement of the terms of their agreement with respect to the subject matter described herein, and no terms, conditions, understanding, or agreement purporting to modify or vary the terms of this Amendment shall be binding unless made in writing and signed by the parties.

D.	Except to the extent amended herein, all of the terms and conditions of the Agreement remain in full force and effect.

E.	Capitalized terms herein that are not defined shall have the meaning ascribed to such terms in the Agreement.

F.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, as of the Effective Date, by proper persons duly authorized.

ECOG-ACRIN Cancer Research Group	Syndax Pharmaceuticals, Inc.

/s/ Robert L. Comis	/s/ Bob Goodenow
Name: Robert L. Comis, M.D	Name: Bob Goodenow
Title: Group Co-Chair	Title: Chief Business Officer

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT B

E2112 Budget & Payment Schedule

A.	Budget Details

1.	Budget — Excluding Amendment 1

The budget for this project is $19,406,948 which is itemized as follows:

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2.	Budget — Amendment 1

The budget for Amendment 1 is $1,200,000 which is itemized as follows:

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3.	Invoicing and Payments

Company will make payments within *** of receipt of invoices from Group according to the Payment Schedule herein. Payments will be made to as set forth in Section 1.B of the Agreement as follows:

ECOG Research and Education Foundation, Inc.

Agent for ECOG-ACRIN Cancer Research Group

Attn: Donna Marinucci

1818 Market Street, Suite 1100

Philadelphia, PA 19103

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Group will send invoices to the following address:

Jeannette Hasapidis

VP, Clinical Operations

Syndax Pharmaceuticals, Inc.

400 Totten Pond Road, Suite 110

Waltham, MA 02451

B.	Payment Schedule — Excluding Amendment 1

Group will submit invoices to Company in accordance with the following Payment Schedule:

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C.	Payment Schedule — Amendment 1

Group will submit invoices to Company in accordance with the following Payment Schedule:

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*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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